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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 ---------------

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 18, 2007

                                 ---------------

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                 ---------------

       Cayman Islands                   001-16855                 98-0362785
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


              P.O. Box HM 2939
  Crown House, Second Floor, 4 Par-la-Ville
                    Road
                Hamilton HM12
                   Bermuda                                        N/A
  (Address of Principal Executive Offices)                    (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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        Item 5.02. Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        Scottish Re Group Limited (the "Company") announced on July 18, 2007 that it had named George Zippel, 48, its President and Global Chief Executive Officer, effective as of August 10, 2007. Paul Goldean, who has been serving as the Company's President and Chief Executive Officer for the past year, will continue with the Company, assuming the role of Chief Administrative Officer, effective August 10, 2007. It is expected that Mr. Zippel will also be named to the Company's Board of Directors at the meeting of the Board of Directors scheduled for August 2, 2007.

        From May 2004 until joining the Company, Mr. Zippel was President and CEO of Genworth Financial's Protection segment, which included the company's life insurance, long-term care insurance, employee benefit, and payment protection insurance businesses. Prior to joining Genworth as part of its initial public offering in May 2004, Mr. Zippel held various senior management, operations and financial roles with the General Electric Company. He joined GE Financial in 1999 as President and CEO of First Colony Life Insurance Company. Mr. Zippel holds a B.A. in Economics from Hamilton College. He was most recently a board member of the American Council of Life Insurers and served on the Boards of Directors of Centra Health, Amazement Square - The Rightmire Children's Museum, STEP with Links, and the NAILBA Charitable Foundation. Additional information regarding Mr. Zippel's appointment is set forth in the press release which is filed as Exhibit 99.1 hereto.

        Mr. Zippel's employment agreement (the "Employment Agreement") is for a two-year term from July 18, 2007 and is automatically renewable for successive one-year terms, subject to earlier termination with at least 60 days prior written notice to the other party. Pursuant to the Employment Agreement, Mr. Zippel will receive a minimum annual base salary of $900,000 and a minimum incentive bonus of approximately $286,644 for 2007. In addition, Mr. Zippel has been granted stock options, as set forth below.

        On July 18, 2007, the Compensation Committee of the Company's Board of Directors approved the grant of stock options under the 2007 Scottish Re Group Limited Stock Option Plan (the "Plan") to certain employees of the Company, including the executive officers identified below, subject to the terms of the Plan and the employee nonqualified stock option agreement entered into between the Company and each person to whom such options were granted, which grants became effective on such date. The exercise price of the options is $4.76, representing the closing price of the Company's ordinary shares on the date of grant. Fifty percent (50%) of the options granted to each employee will vest based on the participant's continued employment or service with the Company or its subsidiaries (the "Time-Based Options") and the remaining fifty percent (50%) will vest based on the achievement of certain performance targets as established by the Board of Directors in its sole discretion for each relevant fiscal year (the "Performance-Based Options"). With respect to the Time-Based Options, twenty percent (20%) vested on the grant date and an additional twenty percent (20%) will vest on each anniversary of the grant date, subject to the participant's continued employment or service with the Company or its subsidiaries. With respect to the Performance-Based


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Options, following the close of each fiscal year after the grant of the options, and subject to the participant's continued employment or service with the Company or its subsidiaries on the close of the applicable fiscal year, ten percent (10%) of the Performance-Based Options will vest if the Company's performance targets are attained and ten percent (10%) will vest if the participant's respective division/segment performance targets are attained. The Board of Directors has the sole discretion to determine the extent to which pre-established performance targets have been attained. In addition, any vested Performance-Based Options will not become exercisable until the end of the fifth fiscal year following May 7, 2007; provided, however, that if the Company achieves an A- rating or better from Standard & Poor's or AM Best within eighteen (18) months following May 7, 2007, all Performance-Based Options with regard to fiscal years 2007 and 2008 will fully vest and become exercisable. The expiration date of the stock options is July 18, 2017. In the event of a change of control of the Company, the options will immediately vest in full. In addition, certain termination events can also trigger accelerated vesting of the options.

---------------------------------------------------- ------------------ ------------------
             Name of Executive Officer                  Number of          Number of
                                                        Time-Based      Performance-Based
                                                          Options            Options
---------------------------------------------------- ------------------ ------------------
Paul Goldean
   President and Chief Executive Officer             400,000            400,000
---------------------------------------------------- ------------------ ------------------
Duncan Hayward
   Chief Accounting Officer                          75,000             75,000
---------------------------------------------------- ------------------ ------------------
David Howell
   Chief Executive Officer, Scottish Re Holdings     175,000            175,000
   Limited
---------------------------------------------------- ------------------ ------------------
George Zippel                                        625,000            625,000
   President and Chief Executive Officer
   (effective August 10, 2007)
---------------------------------------------------- ------------------ ------------------


Item 9.01. Financial Statements and Exhibits.


(c) Exhibits.

99.1    Press Release issued by Scottish Re Group Limited on July 18, 2007.




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                                    SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                             SCOTTISH RE GROUP LIMITED


                              By: /s/ Paul Goldean
                                  ----------------------------------------
                                   Paul Goldean
                                   President and Chief Executive Officer



Dated:  July 24, 2007



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                                INDEX TO EXHIBITS

Number      Description
------      -----------

99.1        Press Release issued by Scottish Re Group Limited on July 18, 2007.





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